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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               _________________



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                OCTOBER 8, 1996
                                 Date of Report
                       (Date of earliest event reported)


                             COLUMBUS REALTY TRUST
             (Exact name of registrant as specified in its charter)


           TEXAS                     001-12684               75-2509086
(State of other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)     File Number)       Identification Number)


                        15851 DALLAS PARKWAY, SUITE 855
                                 DALLAS, TEXAS
                    (Address of principal executive offices)

                                   75248-5421
                                   (Zip Code)

                                 (214) 387-1492
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     Columbus Realty Trust (the "Company") is filing this Current Report on Form 8-K for purposes of incorporating by reference the exhibits attached hereto into
Part II of the Company's Registration Statement on Form S-3 (Registration No. 333-09775).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of businesses acquired.
         -------------------------------------------

         Not applicable.

     (b) Pro forma financial information.
         -------------------------------

         Not applicable.

     (c) Exhibits.
         --------

         5.1 Opinion of Winstead Sechrest & Minick P.C. regarding the validity of the securities being registered.

         8.1 Opinion of Winstead Sechrest & Minick P.C. regarding certain tax matters.

         23.1 Consent of Winstead Sechrest & Minick P.C. (included as part of Exhibits 5.1 and 8.1)

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 1996              COLUMBUS REALTY TRUST


                                    By:/s/ Robert L. Shaw
                                       -------------------------------
                                    Name:  Robert L. Shaw
                                    Title: Chief Executive Officer and
                                           Trust Manager

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